UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: March 21, 2002


                          COMMISSION FILE NO. 333-71213

                         MINNESOTA CORN PROCESSORS, LLC
             (Exact name of registrant as specified in its charter)


           COLORADO                                              41-1928467
(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                               Identification No.)


                  901 NORTH HIGHWAY 59, MARSHALL, MN 56258-2744
                    (Address of principal executive offices)


                                 (507) 537-2676
               (Registrant's telephone number including area code)


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ITEM 9.  REGULATION FD DISCLOSURE

         Minnesota Corn Processors, LLC announced on Thursday, March 21, 2002 that effective immediately Bradford A. Schultz, Vice-President of Commodities has resigned.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          MINNESOTA CORN PROCESSORS, LLC





Dated: March 21, 2002

                                          By /s/ L. DAN THOMPSON
                                             -------------------
                                             L. Dan Thompson
                                             President & Chief Executive Officer


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